                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 11, 2005
                                                          --------------

                               SL INDUSTRIES, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

           New Jersey                      1-4987               21-0682685
           ----------                      ------               ----------
(State or other jurisdiction            (Commission          (IRS Employer
       of incorporation)                File Number)         Identification No.)

       520 Fellowship Road, Suite A114, Mount Laurel, New Jersey    08054
       --------------------------------------------------------------------
              (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                           --------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

     On March 11, 2005, the Compensation  Committee of the Board of Directors of
SL Industries,  Inc. (the  "Company")  approved the 2004 cash bonus awards to be paid to the  executive  officers of the Company  under the  Company's  2004 cash bonus incentive plan.

     The  Company's  2004 cash  bonus  incentive  plan is  intended  to  provide incentives to members of management, including the Company's executive officers, in the form of annual cash bonus  payments  for  achieving  certain  performance goals  established for them. If the Company  performance  targets are met, bonus payments are based on the  achievement  of such targets and the  achievement  of
individual   performance   goals,   including,   but  not  limited  to,  certain
non-financial performance measurements such as management issues, development of strategic plans, resolution of litigation matters, improvements in productivity, improvement of product  quality,  development and  introduction of new products, and  relationships  with  customers.  Bonus amounts are calculated  after fiscal year-end financial results become available. Compensation in any particular case will  vary on the  basis  of the  Company's  performance  and  the  individual's performance. Bonuses are payable over three years.

     Aggregate  bonus  payments  authorized  to the  executive  officers  of the
Company under the 2004 cash bonus incentive plan are as follows:

     NAME                    TITLE                              BONUS AMOUNT
     -----------------------------------------------------------------------

     James Taylor            Executive Vice President and       $ 196,375
                             Chief Operating Officer

     David R. Nuzzo          Vice President and Chief           $  67,222
                             Financial Officer, Treasurer
                             and Secretary

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              SL INDUSTRIES, INC.
                                              -------------------
                                                 (Registrant)

Date:  March 16, 2005

                              By: /s/ David R. Nuzzo
                                 -----------------------------------------------
                              Name:  David R. Nuzzo
                              Title: Vice President and Chief Financial Officer